UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 10, 2006

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.         Results of Operations and Financial Condition.

On July 11, 2006, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2006, the fourth quarter ended December 31, 2005, restated unaudited results for previously reported 2005 quarters, restated unaudited results for the twelve months ended December 31, 2004, restated unaudited results for previously reported 2004 quarters and restated unaudited results for the seven months ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not part of this Report.

As indicated in the attached press release, the Company held a teleconference to discuss the content of the press release on July 11, 2006. The press release indicates that a recording of the teleconference will be available to interested parties from July 11, 2006 until July 18, 2006. The teleconference host informed the Company this morning that it inadvertently failed to record the teleconference. As a result, management has arranged to re-record the scripted portion of the teleconference but is unable to make the question and answer portion available.

The information under this Item 2.02 in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company intends to restate its previously reported financial results for the seven months ended December 31, 2003. As previously announced, the Company will also restate previously reported results for the year ended December 31, 2004, each quarter of 2004 and the first three quarters of 2005. The financial statements have been corrected for adjustments in accounting for income taxes, foreign currency translation and the accounting of certain foreign business units. In addition, the financial statement presentations have been reclassified to separate the assets and liabilities and the results of operations of the Company’s discontinued operations.

As a result of the restatement, the Audit Committee of the Company’s Board of Directors, upon the recommendation of management and after consultation with the Company’s independent registered public accountants, concluded on July 10, 2006 that the financial statements for the seven months ended December 31, 2003 contained in the Company’s 2003 Annual Report on Form 10-K should no longer be relied upon.

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Steven W. Fray has informed the Company that he intends to resign from his position as Vice President Finance and Global Controller and Principal Accounting Officer of the Company effective July 20, 2006. The Company will conduct a search for a new principal accounting officer with the intent of filling the position during the current quarter.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits.

99.1      Press Release of Thermadyne Holdings Corporation dated July 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 12, 2006

THERMADYNE HOLDINGS CORPORATION

		By:	/s/ Patricia S. Williams
		Name:	Patricia S. Williams
		Title:	Vice President, General Counsel and Corporate Secretary